UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary information statement

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Definitive information statement

NORTHERN LIGHTS VARIABLE TRUST
(Name of Registrant as Specified in Its Charter)

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Northern Lights Variable Trust

80 Arkay Drive

Hauppauge NY  11788

November 10, 2014

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new investment sub-adviser to JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio, (each a “Portfolio”, together the “Portfolios”), each a series of Northern Lights Variable Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Variable Trust has approved SSgA Funds Management, Inc. as an investment sub-adviser to each of the Portfolios, and has approved a sub-advisory agreement with SSgA Funds Management, Inc. on the terms described herein.

As always, please feel free to contact the Portfolios at 1-866-667-0564 with any questions you may have.

Sincerely,

James P. Ash, Esq.

Secretary

Northern Lights Variable Trust

NORTHERN LIGHTS VARIABLE TRUST

JNF SSgA Sector Rotation Portfolio

JNF SSgA Tactical Allocation Portfolio

November 10, 2014

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio (the “Portfolios”), each a series of Northern Lights Variable Trust ("NLVT" or the "Trust").  This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that NLVT and JNF Advisors, Inc. (investment adviser to each of the Portfolios, the “Adviser”) received from the U.S. Securities and Exchange Commission (the "SEC") on October 29, 2007.  The Exemptive Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of NLVT (the "Board of Trustees" or the "Board" or the "Trustees"), without obtaining shareholder approval. The Exemptive Order also grants relief from certain disclosure requirements applicable to sub-advisory fees.  Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At an in-person meeting held on August 12 -13, 2014, the Board, including a majority of the Independent Trustees, considered and approved SSgA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”) to serve as a sub-adviser to each of the Portfolios.  The sub-advisory agreement between the Adviser and the Sub-Adviser, with respect to each of the Portfolios (the “Sub-Advisory Agreement") (attached hereto as Annex A), became effective upon its approval by the Board of Trustees and its execution by the parties thereto.  The Sub-Advisory Agreement with SSGA FM was executed on October 31, 2014. In connection therewith, the name of JNF Equity Portfolio was changed to JNF SSgA Sector Rotation Portfolio and the name of JNF Balanced Portfolio was changed to JNF SSgA Tactical Allocation Portfolio, and the objectives, strategies, and risks of each Portfolio were modified in connection with the hiring of the Sub-Adviser.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about November 21, 2014 to each of the Portfolio’s shareholders of record as of November 7, 2014 (the “Record Date”).  This Information Statement describes the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to each of the Portfolios.  As of the Record Date, there were issued and outstanding 2,837,684 shares of JNF SSgA Sector Rotation Portfolio and 986,768 shares of JNF SSgA Tactical Allocation Portfolio.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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I.

BACKGROUND

Northern Lights Variable Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed November 23, 2005, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").  Each of the Portfolios represents a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223.  Pursuant to an investment advisory agreement with the Trust on behalf of each of the Portfolios (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Portfolios, manages the operations of each of the Portfolios, selecting investments according to each of the Portfolio’s investment objectives, policies and restrictions.  In addition, the Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board (including a majority of the Independent Trustees), for the purpose of managing the investment of all or a portion of the assets of each of the Portfolios.

As indicated above, the Trust and the Adviser have obtained an Exemptive Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the "Order").  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for each of the Portfolios, and supervises and monitors the performance of each sub-adviser.  The Order also permits the Adviser, subject to the approval of the Board, to add sub-advisers, replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers or where the change would result in a higher aggregate advisory fee rate) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Trust may rely on the Order provided each of the Portfolios are managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

Additionally, the Order grants relief from certain disclosure requirements applicable to sub-advisory fees.

II.

THE ADVISORY AGREEMENT

The Advisory Agreement between the Trust and the Adviser was approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on February 19, 2007.  The Advisory Agreement became effective on February 19, 2007 as amended, for an initial term of two years. The Board of Trustees most recently renewed the Advisory Agreement at a meeting held on December 10-11, 2013.

Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 0.65% of each Portfolio's average daily net assets, and the Adviser may pay the Sub-Adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Portfolio expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv)

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fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) at least until April 30, 2016, to ensure that total annual Portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) will not exceed 1.25% of average daily net assets attributable to each Portfolio. These fee waivers and expense reimbursements are subject to possible recoupment from each of the Portfolios in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.

Under the Sub-Advisory Agreement, the Adviser is responsible for all fees payable to SSGA FM for its services as a Sub-Adviser to each of the Portfolios.  The Portfolios are not responsible for the payment of any portion of such fees.  Accordingly, appointment of the Sub-Adviser to each of the Portfolios does not affect the management fees paid by each of the Portfolios or its shareholders.  The Sub-Adviser is entitled to such fee computed daily and paid monthly, calculated at an annual rate based on its managed portion of each of the Portfolio's average daily net assets.

For the fiscal year ended December 31, 2013, the Adviser earned net advisory fees of $581,938 from the JNF SSgA Sector Rotation Portfolio and $109,233 from the JNF SSgA Tactical Allocation Portfolio.  As of December 31, 2013, the Adviser had not paid any sub-advisory fees to the Sub-Adviser as the Sub-Adviser was not previously engaged as sub-adviser to either of the Portfolios.

III.

THE SUB-ADVISORY AGREEMENT

At the August 12 - 13, 2014 in-person meeting, the Board approved the hiring of the Sub-Adviser to each of the Portfolios pursuant to an amendment to an existing Sub-Advisory Agreement between JNF Advisors, Inc. and the Sub-Adviser.  Pursuant to the terms of the Sub-Advisory Agreement, the Adviser has delegated certain of its duties to the Sub-Adviser.  The Sub-Adviser acts as investment adviser to and is responsible for the investment management of certain assets.  At all times, the Sub-Adviser is subject to the supervision of the Adviser and the Board of Trustees of the Trust.  The terms of the Sub-Advisory Agreement further provides that the Sub-Adviser will maintain appropriate books and records, and provide a quarterly Investment Report.  In consideration of the Sub-Adviser’s services, the Sub-Adviser is entitled to an annual fee from Adviser.

As discussed above, as compensation for its services, each of the Portfolios pays the Adviser a fee paid monthly at an annual rate of 0.65% of each Portfolio’s average daily net assets, and the Adviser separately pays the Sub-Adviser a monthly fee, calculated at an annual rate based on the Sub-Adviser's managed portion of each Portfolio's average daily net assets.

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Under the terms of the Sub-Advisory Agreement, the Sub-Adviser to each of the Portfolios will serve subject to the supervision of the Adviser and the Board of Trustees.  The Sub-Adviser at its own expense, will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement.  In addition, under the Sub-Advisory Agreement:  (a) the Sub-Adviser shall indemnify the Adviser, the Trust, each of the Portfolios and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or each of the Portfolios and their respective Affiliates and Controlling Persons (within the meaning of the Securities Act of 1933) may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Sub-Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of the Sub-Advisory Agreement; (b) The Adviser shall indemnify the Sub-Adviser, its Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws; and (c) The Sub-Adviser shall not be liable to the Adviser for acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request.

The Sub-Advisory Agreement has an initial term of two years from the effective date, which is the date the Sub-Adviser commences sub-advisory services for each of the Portfolios, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of each of the Portfolios represented at a meeting if holders of more than 50% of the outstanding shares of each of the Portfolios are present in person or by proxy or (b) more than 50% of the outstanding shares of each of the Portfolios (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC); provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined under 1940 Act.

About SSGA FM

SSGA FM is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of State Street Corporation, a publicly traded financial holding company. SSGA FM was established in 2001 and as of September 30, 2014, SSGA FM managed approximately $365.99 billion in assets and State Street Corporation managed approximately $2.42 trillion in assets.  SSGA FM offers investment advisory services to investment companies and pooled investment vehicles.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of SSGA FM as of October 31, 2014, as to the best of the Trust's knowledge.  The business address of each person listed below is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

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Name	Title & Principal Occupation
James E. Ross	Chairman and Director
Alyssa Albertelli	Chief Compliance Officer
Kristi Mitchem	CTA - Chief Marketing Officer
Keith Crawford	Treasurer of SSgA FM
Barry Smith	Director
Ellen Needham	Director and President
Phillip Gillespie	Chief Legal Officer
Ann Carpenter	Chief Operating Officer
State Street Corporation	Shareholder

IV.

CURRENT AND PROFORMA FEES

  As the Sub-Adviser’s fees will be paid from each Portfolio’s management fee under the Sub-Advisory Agreement, neither of the Portfolio’s fees and expenses are changed by the new Sub-Advisory Agreement.  Therefore, no comparative expense tables are presented.

V.

BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with a regular meeting held on August 12 - 13, 2014, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreement between SSGA FM and the Adviser on behalf of each of the Portfolios (the "Sub-Advisory Agreement").  In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement:

Nature, Extent & Quality of Services.  Established in 2001 as an investment adviser registered as a commodity trading advisor (CTA) with the NFA and CFTC, the Trustees noted that SSgA is wholly owned by State Street Corporation and is part of State Street Global Advisors, a global leader in asset management with approximately $2.48 trillion in assets under management.  The Board reviewed the structure of the advisory firm and the background information on the key investment personnel responsible for servicing the Portfolio and was satisfied with the depth of the investment team’s experience with business development, relationship management, portfolio management, legal, and compliance.  The Board also discussed the benefits of a sub-adviser with a robust infrastructure with size, stability, technology systems and the availability of resources deployed toward its proprietary research.  The Board discussed that for JNF SSgA Tactical Allocation Portfolio (formerly JNF Balanced Portfolio), the sub-adviser will employ a tactical asset allocation strategy where assets are shifted among asset classes to those expected to outperform relative to other asset classes.  The Board discussed that for JNF SSgA Sector Rotation Portfolio (formerly JNF Equity Portfolio), the sub-adviser will employ an equity sector rotation strategy, where assets will be tactically allocated among underlying sectors of the S&P 500 Index.  The Board reviewed various aspects of the sub-adviser’s comprehensive

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processes around the management of both strategies and was satisfied they were well organized, detailed and will be well supported by the investment team.  While not all strategy risks can be eliminated, the sub-adviser identified several risks associated with both strategies and how it will apply its “Target Volatility Trigger” (or “TVT”) strategies to adjust exposures along with the resources of both technology and a large risk management team to support, monitor, and enforce risk related policies with respect to defined risk parameters and compliance with risk guidelines.  A positive attribute the Board considered was that in addition to employing a multi-tiered compliance approach where the investment management team is the first level of compliance and the Global Portfolio Compliance team is the second level of compliance, rules pertaining to the Portfolio complying with its investment guidelines can be coded into the adviser’s trading/rebalancing system using pre-trade and post-trade functionality with the ability to create systematic alerts to the appropriate risk team.  As with any advisory firm of this size, the Trustees acknowledged that there can be several litigation issues that arise during the normal course of business, but noted positively that a representative of the sub-adviser had confirmed that there were no such issues that would have a material impact on the sub-adviser’s ability to operate effectively and provide the services under the Sub-Advisory Agreement.  The Board agreed that it was satisfied with the sub-adviser’s vast resources, robust infrastructure, ability to service billions of dollars in assets on a global platform, and are pleased that JNF has found a high caliber partner that can add value for the Portfolios and shareholders. The Board concluded that SSgA FM has what is required, and more, to provide high quality service to the Portfolios, adviser and shareholders.

Performance.

JNF SSgA Tactical Allocation Portfolio (formerly JNF Balanced Portfolio).   The Trustees considered the performance of two comparable accounts with strategies similar to those to be employed by the sub-adviser for the Portfolio.  The Trustees noted that Comparable Account 1 outperformed both the Barclays U.S. Aggregate Index and the Composite Benchmark (which uses a 60% Equity/40% Fixed Income split and does not have a TVT overlay) for the one year and since inception (April 26, 2014) periods with returns of 16.85% and 11.30% versus 4.37% and 2.21%, and 16.45% and 11.22%, respectively.  They considered, however, that Comparable Account 1 underperformed the MSCI Word Index over both periods.  With respect to Comparable Account 2, they noted that it outperformed its Composite Benchmark for the one year and Since Inception periods which returned 16.64% and 8.47% versus 16.04% and 7.96%, respectively, but underperformed its primary benchmark during the one year period with returns of 23.58%.  The Trustees noted SSgA’s outperformance relative to its benchmarks over the longer, since inception periods, and after discussion, the Trustees concluded that there is a reasonable likelihood that SSgA’s management of the Portfolio will benefit its shareholders.

JNF SSgA Sector Rotation Portfolio (formerly JNF Equity Portfolio).  The Trustees considered the performance of a Comparable Account with strategies similar to that to be employed by the sub-adviser for the Portfolio.  The Trustees noted that the Comparable Account outperformed the benchmark, an internally developed global equity, blended composite benchmark that does not utilize a TVT overlay, since inception (November 1, 2013) with returns of 10.85% versus 10.54%.  After further discussion, the Trustees concluded that there is a reasonable likelihood that SSgA’s management of the Portfolio will benefit its shareholders.

Fees & Expenses.  The Trustees reviewed the proposed sub-advisory fee and noted that it is lower than the sub-advisory fee charged by the Portfolios’ existing sub-adviser.  They compared the proposed fees to those charged by SSgA to its separate account clients and noted that the fee is within the range of fees charged by SSgA to other clients.  The Trustees revisited their

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conversations with representatives of the sub-adviser earlier in the Meeting, and reviewed a memorandum provided by JNF regarding the advisory/sub-advisory fee split.  After further discussion, the Trustees concluded that the sub-advisory fee is reasonable and represents an appropriate allocation of compensation.

Economies of Scale. The Trustees considered whether it is likely that the sub-adviser will realize economies of scale with respect to the management of the Portfolios.  The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable given the size of each Portfolio.

Profitability. The Trustees noted that SSgA had confirmed in its 15(c) responses that it does not expect that any profitability of the Portfolios to SSgA will be excessive.  After further discussion, the Trustees concluded that given the anticipated assets of the Portfolios during the initial term of the sub-advisory agreement, the sub-advisor’s profitability will not be unreasonable.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of each Portfolio.

The Board unanimously approved the Sub-Advisory Agreement with respect to each of the Portfolios.

VI.

OTHER MATTERS

As of November 7, 2014, the only shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Portfolios are listed below.

Name & Address	Shares	Percentage of Portfolio

JNF SSgA Sector Rotation VIT

Jefferson National

10350 Ormsby Park Place, Suite 600

Louisville, KY 40223

JNF SSgA Tactical Allocation VIT

Jefferson National

10350 Ormsby Park Place, Suite 600

Louisville, KY 40223

	2,835,702 986,921	100% 100%

As of November 7, 2014, the Trustees and officers of the Trust, individually and as a group, did not own any of either of the Portfolio’s outstanding shares.

The Trust will furnish, without charge, a copy of either of the Portfolios' semi-annual report for the period ended June 30, 2014 to any shareholder upon request.  To obtain the JNF SSgA Sector Rotation Portfolio's semi-annual report, please contact the

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Portfolio by calling 1-866-667-0564, or by writing to JNF SSgA Sector Rotation Portfolio, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  To obtain the JNF SSgA Tactical Allocation Portfolio 's semi-annual report, please contact the Portfolio by calling 1-866-667-0564, or by writing to JNF SSgA Tactical Allocation Portfolio, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  For the fiscal year ended December 31, 2013, the JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio paid brokerage commissions of approximately $164,579 and $18,566 respectively. For the fiscal year ended December 31, 2012, the JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio paid brokerage commissions of approximately $179,505 and $16,520 respectively.  For the fiscal year ended December 31, 2011, the JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio paid brokerage commissions of approximately $177,496 and $14,866 respectively. No commissions were paid to brokers affiliated with the Adviser or any sub-adviser.

Principal Underwriter, Administrator and Custodian.  Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of each of the Portfolios pursuant to a Distribution Agreement between the Trust, on behalf of each of the Portfolios, and the Distributor.  The Distributor accrued $223,822 as compensation for distributing the JNF SSgA Sector Rotation Portfolio’s shares during the fiscal year ended December 31, 2013 and $49,497 as compensation for distributing the JNF SSgA Tactical Allocation Portfolio’s shares during the fiscal year ended December 31, 2013.  Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to each of the Portfolios and acts as transfer, dividend disbursing, and shareholder servicing agent to each of the Portfolios.  During the fiscal year ended December 31, 2013, GFS earned $169,994 for providing services to the JNF SSgA Sector Rotation Portfolio and  $43,903 for providing services to the JNF SSgA Tactical Allocation Portfolio.

Fifth Third Bank, with principal offices at 38 Fountain Square Plaza, Cincinnati, OH 45263 has served as the Portfolios’ custodian since inception.  During the fiscal year ended December 31, 2013, the custodian earned $8,893 in custody fees for the JNF SSgA Sector Rotation Portfolio and $7,515 in custody fees for the JNF SSgA Tactical Allocation Portfolio.

Delivery of Documents to Shareholders Sharing an Address.  Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Portfolios by calling 1-866-667-0564, or by writing to JNF SSgA Sector Rotation Portfolio and/or JNF SSgA Tactical Allocation Portfolio, c/o Gemini Fund Services, LLC, 17605

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Wright Street, Suite 2, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Portfolios to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

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ANNEX A

FORM OF SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 26th day of February, 2014, by and between JNF ADVISORS, INC. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 10350 Ormsby Park Place, Louisville, Kentucky 40223, and SSgA Funds Management, Inc. (the “Subadviser”), a Massachusetts corporation registered under the Advisers Act, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS VARIABLE TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 26th day of February, 2014, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of each Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the

Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser in writing thereof, as supplemented or amended from time to time and subject to the written directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.  The Subadviser shall have no responsibility for filing proofs of claim on behalf of the Trust related to class actions involving any Subadviser Assets.

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser in writing thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, as applicable, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser in writing at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser in writing that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within 30 days after the close of the quarter, the time permitted under the Code, or, if the Code is amended, such other time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance written notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund best execution, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund best execution, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, none of the Trust, a Fund or the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to use best efforts to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Books and Records.  The Subadviser or the Fund’s third party service providers shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records, maintained by the Subadviser, shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 15 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 15 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to the amounts described in Exhibit A attached hereto.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder;

None of the Subadviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

The Subadviser represents that no action, suit or proceeding is pending or, to the knowledge of Subadviser, threatened against Subadviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Subadviser of this Agreement or the transactions contemplated hereby.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the

Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement;

None of the Adviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

The Adviser represents that no action, suit or proceeding is pending or, to the knowledge of Adviser, threatened against Adviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Adviser of this Agreement or the transactions contemplated hereby.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses,

including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a direct result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a direct result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

Authorized.  The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known.  Such information already was known by the party prior to the date hereof;

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them, to the extent the existence of such agreement is known or should be known by the disclosing party; or

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

Ellen Needham

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Phone: 617-664-6252

Fax: 617-664-6011

Email: ellen_needham@ssga.com

If to the Adviser:

Craig A. Hawley

General Counsel & Secretary

JNF Advisors, Inc.
10350 Ormsby Park Place

Louisville, Kentucky 40223

Phone:

502-587-3843

Fax:

866-667-0563

Email:

chawley@jeffnat.com

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

JNF ADVISORS, INC.

                             By:__________________________________

                             Name: Craig Hawley

                             Title: General Counsel & Secretary

                            SUB-ADVISER

                            SSgA FUNDS MANAGEMENT, INC.

                             By:__________________________________

                             Name:

                             Title:

SUBADVISORY AGREEMENT

between JNF ADVISORS, INC. (the “Adviser”),

and SSgA FUNDS MANAGEMENT, INC. (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED

ANNUAL FEE

JNF SSgA Retirement Income Portfolio

XX%* on assets up to $250 million

XX%* on assets over $250m million but less than $500 million

XX%* on assets of $500 million or greater

With a minimum required payment of $XX* per annum (based on a rolling twelve-month period commencing with the launch of the Fund within Monument Advisor)

*not disclosed pursuant to Exemptive Order

AMENDMENT NO. 2 TO

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT AMENDMENT is made and entered into as of October 31, 2014 by and among JNF Advisors, Inc. (“Adviser”) and SSgA Funds Management, Inc. (“Subadviser”).

WHEREAS, the parties have entered into a Subadvisory Agreement dated as of February 26, 2014, as amended May 2, 2014 (the “Agreement”); and

WHEREAS, the parties now desire to amend the Agreement as set forth below.

NOW, THEREFORE, the parties hereto agree as follows:

1.

The second and third whereas clauses on page 1 are deleted in their entirety and replaced with the following:

“WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 19th day of February, 2007[, as amended], and an Investment Advisory Agreement with the Trust dated as of the 26th day of February, 2014, as amended (each, an “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that each Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and”

2.

The first sentence of Section 2(a) is deleted in its entirety and replaced with the following:

The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser in writing thereof, as supplemented or amended from time to time and subject to the written directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

3.

Section 6 is deleted in its entirety and replaced with the following:

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to the amounts described in Exhibit A attached hereto.

4.

Section 8(f) is deleted in its entirety and replaced with the following:

The Adviser and the Trust have duly entered into each Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement;

5.

The second paragraph of Section 11(b)(iii) is deleted in its entirety and replaced with the following:

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically with respect to a Fund in the event of its assignment or upon the termination of the corresponding Advisory Agreement for the Fund.

6.

The first sentence of Section 12 is deleted and replaced with the following:

The Adviser shall continue to have responsibility for all services to be provided to a Fund pursuant to the corresponding Advisory Agreement for the Fund and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

7.

Schedule A to the Agreement is deleted in its entirety and replaced with
Schedule A attached hereto.

8.

All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Subadvisory Agreement Amendment as of the date set forth above.

JNF Advisors, Inc.

SSgA Funds Management, Inc.

By:

 By:

Name: Craig A. Hawley

 Name: Ellen M. Needham

Title:

General Counsel & Secretary

 Title: President

SCHEDULE A

FUND

ANNUAL FEE

JNF SSgA Retirement Income Portfolio

XX%* on assets up to $250 million

JNF SSgA Tactical Allocation Portfolio

JNF SSgA Sector Rotation Portfolio

XX%* on assets over $250 million but less than $500 million

XX%* on assets of $500 million or greater

For each Fund listed above, the Adviser will pay the Sub-Adviser a fee, payable monthly, based on the average daily Subadviser Assets of the Fund determined as of the close of business on each business day throughout the calendar month, subject to a minimum annual fee (“Minimum Annual Fee”) of $XX* prorated monthly.  The method of determining the net asset value of the Subadviser Assets of a Fund for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI.  The Sub-Adviser’s fee for a Fund shall be calculated using the effective rate applicable to the aggregated assets of the Funds listed above based on the annual fee schedule above.

The Sub-Adviser’s fee for a Fund shall be computed daily and paid by the Adviser no later than the seventh (7th) business day following the end of each month.  If, with respect to a Fund, this Agreement becomes effective or terminates before the end of any month, the fee (if any) and the Minimum Annual Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case shall be, shall be prorated on the basis of the number of business days it is so in effect for that month.

*not disclosed pursuant to Exemptive Order